Summary Prospectus January 1, 2026
T. ROWE PRICE
China Evolution Equity Fund
TCELX TRCLX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated January 1, 2026, as amended or supplemented, and Statement of Additional Information, dated January 1, 2026, as amended or supplemented.

Summary	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.98%	0.98%

Other expenses	1.13	0.75 [b]

Total annual fund operating expenses	2.11	1.73

Fee waiver/expense reimbursement	(0.71)[c]	(0.70)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.40 [c]	1.03 [b]

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.
[b]	T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2027) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after December 31, 2027, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the I Class Operating Expenses are below 0.05%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the I Class Operating Expenses (after the reimbursement is taken into account) to exceed the current expense limitation on I Class Operating Expenses (or the expense limitation in place at the time the amounts were waived or paid).
[c]	T. Rowe Price Associates, Inc., has contractually agreed (through December 31, 2027) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.40%. The agreement may only be terminated at any time after December 31, 2027, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and any applicable prior limitations) are subject to reimbursement to T. Rowe Price Associates, Inc., by the class whenever the class’ expense ratio is below 1.40%. However, the class will not reimburse T. Rowe Price Associates, Inc., more than three years from the date such amounts were initially waived or paid. The class may only reimburse T. Rowe Price Associates, Inc., if the reimbursement does not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the class’ current expense limitation (or the expense limitation in place at the time the amounts were waived or paid).

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Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$520	$999	$2,325
I Class	105	404	803	1,921

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 104.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity related investments of Chinese companies. For purposes of the fund’s 80% investment policy, the fund considers companies in Greater China, including the People’s Republic of China, Hong Kong, Macau, and Taiwan, to be Chinese companies. The fund relies on MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider to determine the country assigned to a security. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

Chinese companies include those that meet one or more of the following criteria (or any other factor utilized by MSCI Inc. or another third party provider):

●	organized in Greater China;
●	principally located in, or headquartered in, Greater China;
●	trading markets for their securities are located in Greater China;
●	business activities are predominantly conducted in Greater China, or a significant portion (e.g., at least 50%) of their revenues or profits are derived from Greater China;
●	geographic distribution of the company’s shareholder base is predominantly in Greater China;
●	the company is controlled by individuals or entities that are considered Greater Chinese; or
●	securities are reported in a Greater Chinese currency, including the Renminbi (RMB), mainland China’s currency, and the Hong Kong dollar.

Equity securities may include common and preferred stocks. The fund may also gain exposure to Chinese equities through depositary receipts and equity-linked certificates or notes. The fund may purchase the stocks of companies of any size but typically emphasizes investments in small- and mid-cap companies.

Summary	3

At times, the fund may have a significant portion of its assets invested in the same economic sector, such as the information technology and industrials and business services sectors.

The fund may invest in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges such as “A-shares” (which are denominated in RMB) and shares of Chinese companies denominated in other currencies (such as the Hong Kong dollar or U.S. dollar) that trade in China, Hong Kong, Taiwan, the United States, or otherwise outside of China. In addition to investments in Chinese companies, the fund may also invest up to 20% of its net assets in companies in other countries or markets, such as Japan or South Korea. Many of the areas in which the fund invests, including China, Macau, Taiwan and South Korea, are considered emerging markets.

The fund’s adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies for the fund’s portfolio.

The adviser takes a style-agnostic approach and aims to identify mispriced companies with opportunities driven by change. The types of change the adviser focuses on include:

●	new technology or unique product offerings;
●	significant market share;
●	product cycle opportunities;
●	attractive or improving industry or sector; and
●	companies expected to benefit from management changes, regulatory changes, or new business models.

The adviser also considers the following key characteristics of each company:

●	management’s depth, adaptability and integrity;
●	overall financial health and stability of cash flow; and
●	attractive valuation.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Investing in Greater China: Investments in companies in Greater China, whether listed in mainland China or listed in another market, are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. Chinese markets generally continue to experience inefficiency, volatility, and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in Chinese companies are subject to China’s heavy dependence on exports. China’s economy may be adversely impacted by trade or political disputes (including the institution of additional tariffs or other trade barriers), reduction in spending on Chinese products and services, or a downturn in any of the economies of China’s major trading partners, including the U.S. A small number of companies and industries represent a relatively large portion of the Chinese market as a whole. Monsoons and other natural disasters, or public health threats, may cause substantial adverse economic effects. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the fund’s ability to trade in A Shares during those periods. In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the fund’s investments.

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China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies may impact China’s economy and Chinese issuers of securities in which the fund invests.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards, or auditor oversight as companies in more developed countries and, as a result, information about the Chinese securities in which the fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. In addition, there may be restrictions on investments in Chinese companies.

Geographic concentration: Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Small- and mid-cap stocks: Investments in securities issued by small- and mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small- and mid-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, small-cap companies tend to be more sensitive to changes in overall economic conditions and their securities may have limited trading markets.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Summary	5

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

Chinese currency exposure: Because the fund invests significantly in securities denominated in RMB and other foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of the RMB and other foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the fund’s ability to repatriate investments or income, and may negatively affect the value of the fund’s holdings.

Sector exposure: Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information technology sector: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources, or personnel.

Industrial and business services sector: Industrial and business services companies can be significantly affected by general economic trends, as well as by changes in consumer sentiment and spending, commodity prices, technological obsolescence, government regulation and import controls, labor relations, intense global competition, and liability for environmental damage.

Stock investing: Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

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Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Liquidity: A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Depositary receipts: Investing in depositary receipts involves substantially the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Summary	7

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

CHINA EVOLUTION EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	25.60%	Worst Quarter	3/31/22	-21.40%

The fund’s return for the nine months ended 9/30/25 was 32.84%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market and aligns to the fund’s investment strategy (MSCI China All Shares Index Net). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2024

			Since	Inception
	1 Year	5 Years	inception	date
Investor Class				12/10/2019
Returns before taxes	10.50%	2.87%	4.07%
Returns after taxes on distributions	10.17	2.13	3.33
Returns after taxes on distributions and sale
of fund shares	6.53	2.20	3.15
I Class				12/10/2019
Returns before taxes	10.95	3.27	4.46

MSCI China All Shares Index Net (reflects no deduction for fees or expenses)
	16.38	-1.78	-0.47 [a]
Lipper China Region Funds Average
	9.50	-1.83	-0.59 [b]

[a]	Return since 12/10/19.
[b]	Return since 11/30/19.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Name	Title	Managed Fund Since	Joined Investment Adviser
Wenli Zheng	Portfolio Manager and Chair of Investment Advisory Committee	2019	2008

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

Summary	9

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F1228-045 1/1/26